[PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                          U.S. TREASURY SECURITIES FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the U.S. Treasury Securities Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /


                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's U.S. Treasury Securities Fund (the "Reorganizing Portfolio") to CoreFunds Treasury Reserve (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                            PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                              CASH MANAGEMENT FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Cash Management Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

              1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Cash Management Fund (the "Reorganizing Portfolio") to CoreFunds Cash Reserve (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

              2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.

                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                                  TAX-FREE FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Tax-Free Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Tax-Free Fund (the "Reorganizing Portfolio") to CoreFunds Tax-Free Reserve (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                                   EQUITY FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Equity Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Equity Fund (the "Reorganizing Portfolio") to CoreFunds Value Equity Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                            INTERMEDIATE INCOME FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Intermediate Income Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Intermediate Income Fund (the "Reorganizing Portfolio") to CoreFunds Intermediate Bond Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                         PENNSYLVANIA TAX-FREE BOND FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Pennsylvania Tax-Free Bond Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Pennsylvania Tax-Free Bond Fund (the "Reorganizing Portfolio") to CoreFunds Pennsylvania Municipal Bond Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                                  BALANCED FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Balanced Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Balanced Fund (the "Reorganizing Portfolio") to CoreFunds Balanced Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY


                            CONESTOGA FAMILY OF FUNDS

                            INTERNATIONAL EQUITY FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the International Equity Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's International Fund (the "Reorganizing Portfolio") to CoreFunds International Growth Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) and an interim sub- advisory agreement with Marvin and Palmer Associates, Inc. if the Merger of Meridian Bancorp,

                            Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly


                                      -2-